DIAX
Nuveen Dow 30SM Dynamic Overwrite Fund
Portfolio of Investments    September 30, 2019
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.3%
	COMMON STOCKS – 100.3%
	Aerospace & Defense – 13.1%
163,500	Boeing Co, (2)	$62,206,845
163,500	United Technologies Corp, (2)	22,321,020
	Total Aerospace & Defense	84,527,865
	Banks – 3.0%
163,500	JPMorgan Chase & Co	19,242,315
	Beverages – 1.4%
163,500	Coca-Cola Co	8,900,940
	Capital Markets – 5.2%
163,500	Goldman Sachs Group Inc, (2)	33,882,105
	Chemicals – 1.2%
163,500	Dow Inc	7,790,775
	Communications Equipment – 1.2%
163,500	Cisco Systems Inc	8,078,535
	Consumer Finance – 3.0%
163,500	American Express Co, (2)	19,338,780
	Diversified Telecommunication Services – 1.5%
163,500	Verizon Communications Inc, (2)	9,868,860
	Entertainment – 3.3%
163,500	Walt Disney Co	21,307,320
	Food & Staples Retailing – 4.4%
163,500	Walgreens Boots Alliance Inc	9,043,185
163,500	Walmart Inc, (2)	19,404,180
	Total Food & Staples Retailing	28,447,365
	Health Care Providers & Services – 5.5%
163,500	UnitedHealth Group Inc, (2)	35,531,820
	Hotels, Restaurants & Leisure – 5.4%
163,500	McDonald's Corp, (2)	35,105,085
	Household Products – 3.1%
163,500	Procter & Gamble Co, (2)	20,336,130
0

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund (continued)
Portfolio of Investments September 30, 2019
(Unaudited)
Shares	Description (1)	Value
	Industrial Conglomerates – 4.1%
163,500	3M Co	$26,879,400
	Insurance – 3.8%
163,500	Travelers Cos Inc, (2)	24,310,815
	IT Services – 8.0%
163,500	International Business Machines Corp, (2)	23,776,170
163,500	Visa Inc, Class A, (2)	28,123,635
	Total IT Services	51,899,805
	Machinery – 3.2%
163,500	Caterpillar Inc	20,651,685
	Oil, Gas & Consumable Fuels – 4.8%
163,500	Chevron Corp, (2)	19,391,100
163,500	Exxon Mobil Corp	11,544,735
	Total Oil, Gas & Consumable Fuels	30,935,835
	Pharmaceuticals – 6.3%
163,500	Johnson & Johnson	21,153,630
163,500	Merck & Co Inc	13,763,430
163,500	Pfizer Inc, (2)	5,874,555
	Total Pharmaceuticals	40,791,615
	Semiconductors & Semiconductor Equipment – 1.3%
163,500	Intel Corp	8,425,155
	Software – 3.5%
163,500	Microsoft Corp	22,731,405
	Specialty Retail – 5.9%
163,500	Home Depot Inc	37,935,270
	Technology Hardware, Storage & Peripherals – 5.7%
163,500	Apple Inc	36,619,095
	Textiles, Apparel & Luxury Goods – 2.4%
163,500	NIKE Inc, Class B	15,355,920
	Total Long-Term Investments (cost $278,975,129)	648,893,895

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.4%
	REPURCHASE AGREEMENTS – 0.4%
$2,723	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/19, repurchase price $2,723,502, collateralized $2,455,000 U.S. Treasury Notes, 2.750%, due 11/15/42, value $2,779,681	0.850%	10/01/19	$2,723,438
	Total Short-Term Investments (cost $2,723,438)			2,723,438
	Total Investments (cost $281,698,567) – 100.7%			651,617,333
	Other Assets Less Liabilities – (0.7)% (3)			(4,240,333)
	Net Assets Applicable to Common Shares – 100%			$647,377,000
Investments in Derivatives
Options Written
Description (4)	Type	Number of Contracts	Notional Amount (5)	Exercise Price	Expiration Date	Value
S&P 500® Index	Put	(45)	$(12,825,000)	$2,850	10/18/19	$(46,350)
S&P 500® Index	Call	(1,000)	(301,500,000)	3,015	10/18/19	(1,625,000)
S&P 500® Index	Call	(115)	(35,075,000)	3,050	10/18/19	(56,925)
Total Options Written (premiums received $3,454,316)		(1,160)	$(349,400,000)			$(1,728,275)
Part F of Form N-PORT was prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and in conformity with the applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) related to interim filings. Part F of Form N-PORT does not include all information and footnotes required by U.S. GAAP for complete financial statements. Certain footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted from this report pursuant to the rules of the SEC. For a full set of the Fund’s notes to financial statements, please refer to the Fund’s most recently filed annual or semi-annual report.
Fair Value Measurements
The Fund's investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund (continued)
Portfolio of Investments September 30, 2019
(Unaudited)
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3	Total
Long-Tem Investments:
Common Stocks	$648,893,895	$ —	$ —	$648,893,895
Short-Term Investments:
Repurchase Agreements	—	2,723,438	—	2,723,438
Investments in Derivatives:
Options Written	(1,728,275)	—	—	(1,728,275)
Total	$647,165,620	$2,723,438	$ —	$649,889,058

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.
(3)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable.
(4)	Exchange-traded, unless otherwise noted.
(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.
S&P	Standard & Poor's
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